Exhibit 10.3

EIGHTH AMENDMENT AND CONSENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

EIGHTH AMENDMENT AND CONSENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 30, 2006 (this “Amendment”), to the Third Amended and Restated Credit Agreement dated as of June 30, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among General Electric Capital Corporation, as Agent (in such capacity, “Agent”), Inverness Medical Innovations, Inc. (“Innovations”), Wampole Laboratories, LLC (“US Borrower”) and Inverness Medical (UK) Holdings Limited (“European Borrower”, together with US Borrower, collectively, “Borrowers”), the other Credit Parties signatory thereto, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as documentation agent and co-syndication agent, and the lenders signatory thereto from time to time (collectively, the “Lenders”).

W I T N E S S E T H

WHEREAS, Borrowers have informed Agent that Innovations and IVC Industries, Inc. (“IVC”) have made arrangements to lease certain equipment (collectively, the “Equipment”) pursuant to the lease amendments attached hereto as Exhibit A under the Master Lease Agreement dated July 17, 2006 between Innovations, IVC and Wachovia Financial Services, Inc. (“Wachovia”) attached hereto as Exhibit B (the “Wachovia Lease Transaction”);

WHEREAS, IVC has made deposits against the purchase price of the Equipment which will be refunded to IVC at such time as Wachovia makes payment in full to, and takes title to the Equipment from, the respective vendors; and

WHEREAS, Borrowers have also requested that Agent and Requisite Lenders amend the Credit Agreement, and Agent and Requisite Lenders have agreed to amend the Credit Agreement, on the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Definitions.  Capitalized terms not otherwise defined herein, including in the recitals, shall have the meanings ascribed to them in the Credit Agreement.

2.             Amendments to Credit Agreement.

(a)           Amendment to Section 6.2 of the Credit Agreement.  Section 6.2 of the Credit Agreement is hereby amended, as of the Eighth Amendment Effective Date (as hereinafter defined), by deleting clauses (g) and (h) therein in their entirety and replacing them with following:

“(g) the Credit Parties may make investments permitted under Section 6.1 and any Person joining the Credit Agreement as a Credit Party pursuant to Section 6.1 or by consent of the Lenders may retain any investments held and disclosed prior to such acquisition and not made in contemplation of such acquisition; (h) so long as no Default or Event of Default has occurred and is continuing before and after giving effect to any investment or loan referred to in this clause (h) and Administrative Borrower has provided Agent with at least three (3) Business Days notice of such investment or loan, the Credit Parties may make and hold additional investments and loans not otherwise permitted by this Section 6.2, provided, that (i) the aggregate amount (the amount of each investment or loan being measured at the time of the investment or loan) of such investments and loans permitted by this clause (h) shall not exceed $15,000,000 (or the Equivalent Amount thereof) at any one time outstanding and (ii) the Non-Stock Investments and Loans permitted by this clause (h) shall not exceed $10,000,000 (or the Equivalent Amount thereof) at any time, and provided, further, that if any investment under this clause (h) is in connection with the purchase of equity, the Credit Parties shall, within thirty (30) days after such purchase, provide Agent with (A) a pledge of the equity so purchased, together with undated powers of transfer executed in blank and (B) upon request of Agent, a legal opinion in respect of the pledge of such equity in form and substance satisfactory to Agent;”

(b)           Amendment to Section 6.5 of the Credit Agreement.  Section 6.5 of the Credit Agreement is hereby amended, as of the Eighth Amendment Effective Date, by deleting the word “and” before clause “(y)” in subsection (b)(i) of such Section and inserting at the end of clause (y) therein the following:

“, and (z) to the extent permitted by Section 6.2(h),”

(c)           Amendment to Section 6.20 of the Credit Agreement.  Section 6.20 of the Credit Agreement is hereby amended, as of the Eighth Amendment Effective Date, by deleting the word “and” before clause “(x)” therein, renumbering clause “(x)” therein to “(xii)”, and inserting directly before such clause a new clause “(x)” and clause “(xi)” to read as follows:

“(x) the making of investments to the extent permitted by Section 6.2, and (xi) the issuance of the Stock of Innovations to the extent permitted by Section 6.5, and”

(d)           Amendment to Annex A of the Credit Agreement.  Annex A of the Credit Agreement is hereby amended, as of the Eighth Amendment Effective Date, by inserting the following new definition, in the applicable alphabetical order:

“‘Non-Stock Investments and Loans’ means investments and loans to the extent made with consideration other than the common Stock of Innovations.”

3.             Waiver.  Notwithstanding anything to the contrary in Section 6.20 of the Credit Agreement, Agent and Requisite Lenders hereby waive, as of September 29, 2006, any breach of Section 6.20 of the Credit Agreement resulting from the purchase of common Stock and warrants to purchase common Stock of Chembio Diagnostics, Inc. (“Chembio”) by Innovations pursuant to that certain Securities Purchase Agreement dated as of September 29,

2006 by and among Chembio and the purchasers thereto, in an aggregate amount of $2,000,000 (the “Chembio Investment”).

4.             Acknowledgement Regarding Wachovia Lease Transaction.  Agent and Requisite Lenders hereby acknowledge, based solely on the documentation submitted to it by the Credit Parties to date, that the Wachovia Lease Transaction is neither prohibited nor restricted in any way by Section 6.8 and Section 6.12 of the Credit Agreement.

5.             Remedies.  This Amendment shall constitute a Loan Document.  The breach by any Credit Party of any representation, warranty, covenant or agreement in this Amendment shall constitute an immediate Event of Default hereunder and under the other Loan Documents.

6.             Representations and Warranties.  To induce Agent and Requisite Lenders to enter into this Amendment, the Credit Parties hereby, jointly and severally, represent and warrant that:

(a)           The execution, delivery and performance by each Credit Party of this Amendment and the performance of the Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”): (i) are within such Person’s corporate, company or partnership power; (ii) have been (or will be prior to execution thereof) duly authorized by all necessary corporate, limited liability company or limited partnership action; (iii) do not contravene any provision of such Person’s charter, bylaws or equivalent constitutive documents or partnership or operating agreement, as applicable; (iv) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of such Person, other than a Lien in favor of Agent; and (vii) do not require the consent or approval of any Governmental Authority or any other Person except those which will have been duly obtained, made or complied with prior to the Eighth Amendment Effective Date.

(b)           This Amendment has been duly executed and delivered by or on behalf of each of the Credit Parties.

(c)           This Amendment and the Amended Credit Agreement constitutes a legal, valid and binding obligation of each of the Credit Parties, enforceable against each of them in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance or transfer or other laws affecting creditors’ rights generally or by equitable principals of general applicability.

(d)           No Default or Event of Default has occurred and is continuing or would result after giving effect to the provisions of this Amendment.

(e)           No action, claim or proceeding is now pending or, to the knowledge of any Credit Party, threatened against such Credit Party, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any foreign, federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, which (i) challenges any Credit Party’s right or power to enter into or perform any of its obligations under this Amendment or any other Loan Document to which it is or will be, a party, or the validity or enforceability of this Amendment, the Amended Credit Agreement or any Loan Document or any action taken thereunder, or (ii) has a reasonable risk of being determined adversely to any Credit Party and that, if so determined, could reasonably be expected to have a Material Adverse Effect after giving effect to this Amendment.

(f)            The representations and warranties of the Credit Parties contained in the Amended Credit Agreement and each other Loan Document shall, after giving effect hereto, be true and correct on and as of (i) the date hereof, and (ii) the Eighth Amendment Effective Date, in each case, with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

7.             No Amendments/Waivers/Consents.  Except as expressly provided herein (a) the Credit Agreement and the other Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms, (b) the acknowledgements, consents and agreements of the Agent and Requisite Lenders set forth herein shall be limited strictly as written and shall not constitute an acknowledgement, consent or agreement to any transaction not specifically described in connection with any such consent and/or agreement, and (c) this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Agent or any Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

8.             Affirmation of Obligations.  Each of the Credit Parties hereby acknowledges, agrees and affirms (a) its obligations under the Credit Agreement and the other Loan Documents, including, without limitation, its guaranty obligations thereunder, (b) that such guaranty shall apply to the Obligations in accordance with the terms thereof, (c) the grant of the security interest in all of its assets pursuant to the Loan Documents and (d) that such liens and security interests created and granted are valid and continuing and secure the Obligations in accordance with the terms thereof.

9.             Outstanding Indebtedness; Waiver of Claims.  Each of Borrowers and the other Credit Parties hereby acknowledges and agrees that as of October 30, 2006, (a) the outstanding balance of the European Revolving Loan is $0, (b) the outstanding balance of the US Revolving Loan is $0, (c) the outstanding balance of the US Term Loan is $44,887,500, and (d) the outstanding balance of European Term Loan is $0.  Borrowers and each other Credit Party hereby waive, release, remise and forever discharge Agent, Lenders and each other Indemnified Person from any and all claims, suits, actions, investigations, proceedings or demands arising out of or in connection with the Credit Agreement (collectively, “Claims”), whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which any Borrower or any other Credit Party ever had, now has or might hereafter have against Agent or Lenders which relates, directly or indirectly, to any acts or omissions of Agent, Lenders or any other Indemnified Person on or prior to the Eighth Amendment Effective Date; provided, that no Borrower nor any other Credit

Party waives any Claim solely to the extent such Claim relates to Agent’s or any Lender’s gross negligence or willful misconduct.

10.           Expenses.  Borrowers hereby reconfirm their obligations pursuant to Section 11.3 of the Credit Agreement to pay and reimburse Agent for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

11.           Effectiveness.  Upon satisfaction in full in the judgment of Agent of each of the following conditions, this Amendment shall be deemed effective as of October 30, 2006 (the “Eighth Amendment Effective Date”):

(a)           Amendment.  Agent shall have received four (4) original signature pages to this Amendment, duly executed and delivered by Agent, Requisite Lenders, and each of the Credit Parties.

(b)           Payment of Expenses.  Borrowers shall have paid to Agent all costs, fees and expenses owing in connection with this Amendment and the other Loan Documents and due to Agent (including, without limitation, reasonable legal fees and expenses).

(c)           Representations and Warranties.  The representations and warranties of or on behalf of each of the Credit Parties in this Amendment shall be true and correct on and as of the date hereof.

(d)           Chembio Warrant.  Within ten (10) days of the date hereof, Agent shall have received a pledge of the warrants issued by Chembio to Innovations, together with undated powers of transfer executed in blank pursuant to the Chembio Investment.

(e)           Chembio Opinion.  Agent shall have received a legal opinion in respect of the pledge of Stock and warrants under the Chembio Investment in form and substance satisfactory to Agent.

12.           GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

13.           Counterparts.  This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

BORROWERS

WAMPOLE LABORATORIES, LLC
INVERNESS MEDICAL (UK) HOLDINGS
LIMITED

By:	/s/ David Teitel
Name:	David Teitel
Title:	Vice President, Authorized Signatory

AGENT AND LENDERS

GENERAL ELECTRIC CAPITAL
CORPORATION, as Agent and a Lender

By:	/s/ Andrew Moore
Duly Authorized Signatory

MERRILL LYNCH CAPITAL, a division of
Merrill Lynch Business Financial Services Inc.,
as a Lender

By:	/s/ Illegible
Duly Authorized Signatory

LASALLE BANK NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

MARATHON SPECIAL OPPORTUNITY CLO I,
LTD.,as a Lender

By:	Marathon Asset Management, LLC, its
Portfolio Manager and Authorized Signatory

By:	/s/ Lois T. Hanover
Name:	Lois T. Hanover
Title:	Authorized Signatory

DRYDEN IV - LEVERAGED LOAN CDO 2003,
as a Lender

By:	Prudential Investment Management, Inc.,
as Collateral Manager

By:
Name:
Title:

DRYDEN V - LEVERAGED LOAN CDO 2003, as
a Lender

By:	Prudential Investment Management, Inc.,
as Collateral Manager

By:
Name:
Title:

DRYDEN VII - LEVERAGED LOAN CDO 2004,
as a Lender

By:	Prudential Investment Management, Inc.,
as Collateral Manager

By:
Name:
Title:

DRYDEN VIII - LEVERAGED LOAN CDO 2005,
as a Lender

By:	Prudential Investment Management, Inc.,
as Collateral Manager

By:
Name:
Title:

The following Persons are signatories to this Amendment in their capacity as Credit Parties and not as Borrowers.

INVERNESS MEDICAL INNOVATIONS, INC.
APPLIED BIOTECH, INC.
ADVANTAGE DIAGNOSTICS CORPORATION
FOREFRONT DIAGNOSTICS, INC.
INVERNESS MEDICAL INTERNATIONAL
HOLDING CORP.
INVERNESS MEDICAL INTERNATIONAL
HOLDING CORP. II
INVERNESS MEDICAL, INC.
INNOVATIONS RESEARCH, LLC
ISCHEMIA TECHNOLOGIES, INC.
IVC INDUSTRIES, INC.
INNOVACON, INC.
OSTEX INTERNATIONAL, INC.
SELFCARE TECHNOLOGY, INC.
BINAX, INC.
INVERNESS MEDICAL — BIOSTAR, INC.
UNIPATH ONLINE, INC.
RICH HORIZONS INTERNATIONAL LIMITED
CAMBRIDGE DIAGNOSTICS IRELAND
LIMITED
DMD, DIENSTLEISTUNGEN & VERTRIEB FÜR
MEDIZIN UND DIAGNOSTIK GMBH
INVERNESS MEDICAL CANADA, INC.
INVERNESS MEDICAL EURASIA LIMITED
INVERNESS MEDICAL FRANCE SAS
INVERNESS MEDICAL GERMANY GMBH
SCANDINAVIAN MICRO BIODEVICES APS
STIRLING MEDICAL INNOVATIONS LIMITED
INVERNESS MEDICAL SWITZERLAND GMBH
UNIPATH DIAGNOSTICS GMBH
INVERNESS MEDICAL DEUTSCHLAND
GMBH
INVERNESS MEDICAL JAPAN, LTD.
INVERNESS MEDICAL IBERICA, S.A.
INVERNESS MEDICAL SPAIN, S.L.U.
UNIPATH LIMITED
IVD MANAGEMENT LIMITED
INVERNESS MEDICAL INVESTMENTS, LLC

By:	/s/ David Teitel
Name:	David Teitel

Title:	Vice President — Finance, Vice President —
Finance, Vice President — Finance, Vice
President — Finance, President, President,
Vice President — Finance, Vice President —
Finance, Vice President — Finance, Vice
President — Finance, Vice President —
Finance, Vice President — Finance, Vice
President — Finance, Vice President —
Finance, Vice President — Finance, Vice
President — Finance, Vice President,
Authorized Person, Authorized Person,
Authorized Person, Authorized Person,
Authorized Person, Authorized Person,
Authorized Person, Authorized Person,
Authorized Person, Authorized Person
Authorized Person, Authorized Person,
Authorized Person, Authorized Person,
Authorized Person, Authorized Person,
Manager, respectively